Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of February 7, 2007

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among WII COMPONENTS, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and CREDIT SUISSE, acting through one or more of its branches, or any Affiliate thereof (collectively, “Credit Suisse”), as Administrative Agent, Swing Line Lender, an L/C Issuer and Collateral Agent.

PRELIMINARY STATEMENTS:

(1)           WII Merger Corporation and Credit Suisse entered into a Credit Agreement dated as of January 9, 2007 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           Pursuant to the Merger and the Assumption Agreement, the Borrower assumed all of the obligations of WII Merger Corporation under the Loan Documents.

(3)           The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as described herein.

(3)           The Required Lenders have agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as hereinafter set forth.

SECTION 1.           Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           Clause (i) of the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

“(i) the Borrower has not obtained Corporate Ratings from Moody’s and S&P within 30 days after written request by the Administrative Agent or”

(b)           Section 6.18 is hereby amended in its entirety to read as follows:

“Corporate Ratings and Debt Ratings.  Use commercially reasonable efforts to obtain within 30 days after written request by the Administrative Agent and thereafter use commercially reasonable efforts to maintain in effect at all times Corporate Ratings and Debt Ratings from each of S&P and Moody’s.”

(c)           Section 6.19 is hereby amended in its entirety to read as follows:

“Interest Rate Hedging.  Prior to the 120th day after the Closing Date, enter into, and thereafter maintain at all times, Secured Hedge Agreements on terms satisfactory to the Administrative Agent, covering a notional amount of not less than the amount, if any, by which (a) 50% of sum of all outstanding principal amounts under the First Lien Term

Loans, any term loans under the Second Lien Agreement, and the Existing Notes (and in each case, without duplication, any refinancing, refunding, or other replacement thereof) exceeds (b) the sum of all outstanding principal amounts under the First Lien Term Loans, any term loans under the Second Lien Agreement, and the Existing Notes (and in each case, without duplication, any refinancing, refunding, or other replacement thereof) that bear interest at a fixed rate.”

SECTION 2.           Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when,

(a)           the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders,

(b)           the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower stating that: (x) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and (y) no event has occurred and is continuing that constitutes a Default, and

(c)           all fees and expenses of the Administrative Agent and the Lenders (including all reasonable fees and expenses of counsel to the Administrative Agent), to the extent invoiced prior to the date hereof, shall have been paid.

SECTION 3.           Confirmation of Representations and Warranties.  Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 4.           Affirmation of Guarantors.  Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in the Holdings Guaranty or the Subsidiary Guaranty (as the case may be), or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except as set forth in Section 5(a) below.

SECTION 5.           Reference to and Effect on the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)               The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)               The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the

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Credit Agreement or any other Loan Document.

SECTION 6.           Costs, Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 7.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WII COMPONENTS, INC., as Borrower

By
Name:
Title:

WII HOLDING, INC.,
as Guarantor

By
Name:
Title:

WOODCRAFT INDUSTRIES, INC.,
as Guarantor

By
Name:
Title:

BRENTWOOD ACQUISITION CORP.,
as Guarantor

By
Name:
Title:

PRIMEWOOD, INC.,
as Guarantor

By
Name:
Title:

CREDIT SUISSE,
Cayman Islands Branch,
as Administrative Agent and Collateral Agent

By
Name:
Title:

By
Name:
Title:

CREDIT SUISSE,
Cayman Islands Branch,
as Lender

By
Name:
Title:

By
Name:
Title: